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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2003

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                      1-16337                76-0476605
   (State or other jurisdiction       (Commission File         (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)

                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 3460
                              HOUSTON, TEXAS 77002
                       (Address and zip code of principal
                               executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582

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ITEM 5. OTHER EVENTS

On October 30, 2003, Oil States International, Inc. (the "Company") entered into, and consummated the closing of, a credit agreement with Wells Fargo Bank Texas, National Association and the lenders and other parties thereto (the "Credit Agreement"), providing for a $225,000,000 revolving credit facility. The Company has an option to increase the maximum borrowings under the Credit Agreement to $250,000,000 prior to its maturity on October 30, 2007. Borrowings under the Credit Agreement will be used to refinance existing bank indebtedness, to fund future acquisitions and for general corporate purposes.

The Credit Agreement contains customary financial covenants. Borrowings under the Credit Agreement are secured by a pledge of substantially all the assets of the Company and its subsidiaries, and the Company's obligations under the Credit Agreement are guaranteed by the Company's significant subsidiaries. Borrowings under the Credit Agreement accrue interest at a rate equal to either LIBOR or another benchmark interest rate (at the Company's election) plus an applicable margin based on the Company's leverage ratio (as defined in the Credit Agreement). The Company must pay a quarterly commitment fee, based on the Company's leverage ratio, on the unused commitments under the Credit Agreement.

The Credit Agreement is attached hereto as Exhibit 10.12 and is incorporated herein by this reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.12.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         Exhibit No.       Description

         Exhibit 10.12 CREDIT AGREEMENT, dated as of October 30, 2003, among Oil States International, Inc., the Lenders named therein and Wells Fargo Bank Texas, National Association, as Administrative Agent and U.S. Collateral Agent; and Bank of Nova Scotia, as Canadian Administrative Agent and Canadian Collateral Agent; Hibernia National Bank and Royal Bank of Canada, as Co-Syndication Agents and Bank One, NA and Credit Lyonnais New York Branch, as Co-Documentation Agents.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2003

                               OIL STATES INTERNATIONAL, INC.

                               By: /s/ CINDY B. TAYLOR
                                   ---------------------------------------------
                               Name:   Cindy B. Taylor
                               Title:  Senior Vice President and Chief Financial
                                       Officer

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                                INDEX TO EXHIBITS

Exhibit No.                                Description

Exhibit 10.12 CREDIT AGREEMENT, dated as of October 30, 2003, among Oil States International, Inc., the Lenders named therein and Wells Fargo Bank Texas, National Association, as Administrative Agent and U.S. Collateral Agent; and Bank of Nova Scotia, as Canadian Administrative Agent and Canadian Collateral Agent; Hibernia National Bank and Royal Bank of Canada, as Co-Syndication Agents and Bank One, NA and Credit Lyonnais New York Branch, as Co-Documentation Agents.